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                                                                    EXHIBIT 21.1

                       SUBSIDIARIES OF AMF BOWLING, INC.

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                                                                                STATE OR
                                                                              JURISDICTION
NAME OF SUBSIDIARY AND NAME UNDER WHICH SUBSIDIARY DOES BUSINESS            OF INCORPORATION
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
AMF Group Holdings Inc.................................................    Delaware
AMF Group Inc..........................................................    Delaware
AMF Bowling Holdings, Inc..............................................    Delaware
AMF Bowling Centers Holdings Inc.......................................    Delaware
AMF Bowling Products, Inc..............................................    Virginia
AMF Worldwide Bowling Centers Holdings Inc.............................    Delaware
AMF Bowling Centers, Inc...............................................    Virginia
Bush River Corporation.................................................    South Carolina
AMF Beverage Company of Oregon, Inc....................................    Oregon
King Louie Lenexa, Inc.................................................    Kansas
AMF Beverage Company of W. Va., Inc....................................    West Virginia
AMF Bowling Centers Switzerland Inc....................................    Delaware
AMF Bowling Centers (Aust.) International Inc. (Australia).............    Virginia
AMF Catering Services Pty. Ltd.........................................    Australia
AMF Bowling Centers (Canada) International, Inc. (Canada)..............    Virginia
AMF Bowling Centers (Hong Kong) International, Inc. (Hong Kong)........    Virginia
AMF Bowling Centers International, Inc. (Japan)........................    Virginia
AMF BCO-UK One, Inc....................................................    Virginia
AMF BCO-Two, Inc.......................................................    Virginia
AMF BCO-France One, Inc................................................    Virginia
AMF BCO-France Two, Inc................................................    Virginia
AMF Bowling Centers Spain, Inc.........................................    Delaware
AMF Bowling Mexico Holding, Inc........................................    Delaware
Boliches AMF, Inc......................................................    Virginia
AMF BCO-China, Inc.....................................................    Virginia
AMF Bowling Centers China, Inc.........................................    Virginia
AMF Bowling Centers (China) Company....................................    Hong Kong
AMF Garden Hotel Bowling Center Company................................    People's Republic
                                                                             of China
AMF Bowling France SNC.................................................    France
AMF Bowling de Paris SNC...............................................    France
AMF Bowling de Lyon la Part Dieu SNC...................................    France
American Recreation Centers, Inc.......................................    California
Boliches AMF y Compania................................................    Mexico
Inmuebles Obispado, S.A................................................    Mexico
Inmuebles Minerva, S.A.................................................    Mexico
Operadora Mexicana de Boliches, S.A....................................    Mexico
Promotora de Boliches, S.A. de C.V.....................................    Mexico
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                                                                                STATE OR
                                                                              JURISDICTION
NAME OF SUBSIDIARY AND NAME UNDER WHICH SUBSIDIARY DOES BUSINESS            OF INCORPORATION
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
Boliches Mexicanos, S.A................................................    Mexico
AMF Bowling............................................................    United Kingdom
Worthing North Properties Limited......................................    United Kingdom
AMF Bowling Poland spolka z o.o........................................    Poland
AMF International BCO Holdings B.V.....................................    Netherlands
AMF Bowling India Private Ltd..........................................    India
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